Exhibit 99.1

US Ecology and NRCG Agreement to Merge June 24, 2019

FORWARD LOOKING STATEMENTS

Statements in this communication that are not historical facts are forward-looking statements that reflect US Ecology's and NRCG's respective management's current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to, among other things, the anticipated closing of the proposed transaction, the satisfaction of closing conditions to the transaction, the expected benefits of the proposed merger, including estimated synergies, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of the combined companies, the ownership structure of the combined company and the refinancing of NRCG's existing indebtedness. All statements other than historical facts may be forward-looking statements; words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may", "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of US Ecology or NRCG. Factors that could cause US Ecology's or NRCG's actual results to differ materially from those implied in the forward-looking statements include: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of NRCG or US Ecology are not obtained; (2) the occurrence of any event, change or other circumstances that either could give rise to the right of one or both of NRCG or US Ecology to terminate the Merger Agreement, (3) litigation relating to the transaction; (4) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (5) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (6) unexpected costs, charges or expenses resulting from the transaction (7) the ability of NRCG and US Ecology to retain and hire key personnel; (8) competitive responses to the proposed transaction and the impact of competitive services; (9) certain restrictions during the pendency of the mergers that may impact NRCG's or US Ecology's ability to pursue certain business opportunities or strategic transaction; (10) the terms and availability of the indebtedness planned to be incurred in connection with the transaction to refinance NRCG's existing indebtedness; (11) potential adverse changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies' ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies' existing businesses; and (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which NRCG and US Ecology operate. These risks, as well as other risks associated with the proposed transaction, will be more fully described in the joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. Neither US Ecology nor NRCG undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of US Ecology, NRCG or the combined company, whether following the implementation of the proposed transaction or otherwise.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to US Ecology's and NRCG's overall business, including those more fully described in US Ecology's and NRCG's filings with the SEC.

No Offer or Solicitation

This communication relates to a proposed business combination between US Ecology and NRCG. The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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3 ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, US Ecology will file with the SEC a Registration Statement on Form S - 4 that will in clude the Joint Proxy Statement of US Ecology and NRCG and a Prospectus of US Ecology, as well as other relevant documents regarding the prop ose d transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, REGARDING THE MERGERS WHEN THIS DOCUMENT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of U S E cology and NRCG. A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about US Ecolo gy and NRCG, may be obtained once it becomes available at the SEC’s website, www.sec.gov. You will also be able to obtain these documents, fr ee of charge, by accessing US Ecology’s website at https://investors.usecology.com/ or by accessing NRCG’s website at www.ir.nrcg.com. Participants in the Solicitation Relating to the Mergers US Ecology and NRCG and their respective directors and executive officers and other members of management and employees may b e deemed to be participants in the solicitation of proxies from US Ecology stockholders and NRCG stockholders in respect of the pr oposed transaction. Information regarding US Ecology’s directors and executive officers is contained in US Ecology’s Annual Report o n F orm 10 - K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 11, 2019, which are filed with the SEC. Inf orm ation regarding NRCG’s directors and executive officers is contained in NRCG’s Annual Report on Form 10 - K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated April 17, 2019, which are filed with the SEC. Additional information regarding th e interests of those participants and other persons who may be deemed participants in the transaction will be included in the registration s tat ement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of the se documents may be obtained as described in the preceding paragraph.

4  US Ecology (“ECOL”) and NRC Group Holdings Corp (“NRCG”) have entered into an agreement whereby US Ecology and NRCG will merge in an all - stock transaction  The transaction is valued at an enterprise value of $966 million, implying a forward multiple of 8.1x 2020 adjusted EBITDA, based on $120 million of expected contribution from NRCG  Anticipate mid - single digit EPS accretion on adjusted basis before synergies in the first full year following the combination  On fully diluted basis, current ECOL stockholders will own ~70% and current NRCG stockholders will own ~ 30% of the combined company Strategic Intent  Compelling combination with clear strategic merits, aligned with US Ecology’s growth strategy  Complementary businesses expanding both companies’ footprint and enhancing each other’s capabilities to better serve our customers  Results in enhanced shareholder value through improved financial profile and industry leading position TRANSACTION OVERVIEW A Compelling Combination

5  Furthers vision of becoming the premier provider of comprehensive environmental services  Adds high quality fixed facility assets and value added services  Meaningfully expands key service verticals that drive volume into our fixed facilities  Further diversification of business – grows base T&D business and adds new revenue streams that are highly recurring 5  Among the national leaders in Emergency Response (“ER”) with an emphasis on smaller, recurring spills  Growth opportunity through National ER coordination and expansion into our Canada footprint  Leading Oil Spill Removal Organization provider in the U.S., with growth opportunities in Mexico and Canada  Add high quality landfill disposal and waste treatment assets serving Permian and Eagle Ford Basins  One landfill operating in the Eagle Ford Basin, two completed landfills in the Permian Basin and one additional landfill undergoing permitting process  High quality services business supports the waste business Will Expand Our Leadership in Specialty and Industrial Waste Services Will Establish a Leadership Position in Emergency Response, Including a Premier Standby Network Will Facilitate Entry into Complementary E&P Waste Management Will Provide National Service Network, which is Consistent with Our Growth Strategy  Network of 50 service sites in North America centered around ER and Light Industrial Services for us to leverage into other key services, all of which drive volume for our ES facilities  Lays the foundation for a national services network that combines our Field S ervices with ER and L ight Industrial Services  Strong fit with our ongoing greenfield initiatives and selected opportunities for site consolidation Will Improve Financial Profile TRANSACTION RATIONALE  Significantly enhances scale – revenue, EBITDA and free cash flow  Highly accretive – expect mid single digit EPS accretion on adjusted basis in first full year without synergies  Synergies of approximately $ 20M and potential for upside through realization of additional revenue and cross - selling opportunities  ROIC is projected to exceed cost of capital immediately

6 TRANSACTION STRUCTURE Structure  All - stock transaction at a 0.196x exchange ratio  ~70% pro forma ownership by current ECOL stockholders  ~30% pro forma ownership by current NRCG stockholders Shareholder Consideration  Each share of NRCG’s 7.00% Series A Convertible Cumulative Preferred Stock converted in the merger into approximately 1.8 common shares of the new holding company  NRCG’s 19.249M existing warrants converted into 3.773M new ECOL holding company warrants with strike price of $58.67 and expiration of October 2023 Financing  Financing commitment in place to refinance NRCG’s existing debt  Anticipate initial pro forma leverage of less than 3x debt to EBITDA at closing  Maintain strong balance sheet for future investment opportunities  ECOL dividend policy unchanged Board / Management  ECOL Board to be the Board of the new ECOL holding company  ECOL CEO, Jeff Feeler, to continue as Chairman of the Board, President and CEO Approvals / Closing  A pproved by ECOL and NRCG Boards of Directors  Voting agreement in place with NRCG shareholder J.F. Lehman & Co. (~66 % owner )  Closing subject to ECOL and NRCG stockholder approvals and customary regulatory approvals  Expected closing in Q4 2019

7 A Transformative Acquisition COMPELLING ACQUISITION TO DRIVE US ECOLOGY’S CURRENT GROWTH STRATEGY A Decade of Progress Expands Leadership in Specialty & Industrial Waste and adds Three E&P Landfills and 13 Treatment & Recycling Facilities Adds Two Additional Legs to Our Growth Strategy: E&P Waste Landfill Disposal and National Emergency Response Network Substantial National Service Network, which Accelerates Years of Organic Growth Provides a Highly Complementary New Waste Vertical in E&P Waste Disposal Acquire Valuable Assets to Create a National TSDF Footprint Expand Permits and Services to Broaden Capabilities Invest in Infrastructure to Diversify Business Model and Increase Flexibility Support Customer Needs and Execute on Growth Initiatives

8 ES & H of Dallas Stablex facility acquired Changed name to US Ecology, Inc. 2010 2013 2014 EQ Acquired; US Ecology is nationwide; Field & Industrial Services added 2018 Acquired facilities: Tilbury, ON Vernon, CA Divested Allstate PowerVac 2015 ES&H Dallas and Midland Acquired ; Emergency & Spill Response Services added 2016 Ecoserve Industrial Disposal LLC acquired 2012 2017 Over its more than six decades of operating history, US Ecology has added new sites and expanded its service offerings to provide a comprehensive mix of environmental services TRACK RECORD OF GROWTH THROUGH ACQUISITIONS US Ecology Stock Price Performance (Last 10 Years) (1) Jun-09 Jun-10 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 $0 $10 $20 $30 $40 $50 $60 $70 $80 $62.74 +212% Strategic acquisitions over the past decade h ave s upported s hareholder v alue c reation (1) Source: FactSet as of June 21, 2019

9 Source: NRCG company filings and NRCG company estimates. (1) Refers to the segment "International " as reported on NRCG's Form 10 - K. (2) Refers to the segment "Domestic Environmental Services" as reported on NRCG's Form 10 - K . 35% 26% 24% 9% 6% Business Overview  Comprehensive service offering including industrial services, emergency response, waste management, site remediation and other services  High - frequency, non - discretionary, recurring, small - ticket projects  Serves broad base of industrial, transportation and government customers  National network of 50 service sites across North America  Three landfills strategically located in the Permian and Eagle Ford B asins providing broad waste disposal capabilities  Provides highly - regulated, non - discretionary waste disposal services  Existing services infrastructure in the Permian supports new landfill opening  Serves energy companies in the Gulf Region, supported by relationships with key operators in the Permian and Eagle Ford Basins  Only commercial Oil Spill Removal Organization providing federally mandated oil spill compliance and emergency response services nationally  High - margin, high frequency retainer - based business complemented by potential incremental upside related to large marine - based spill response events  Maintains prepositioned response equipment and 24/7 operations center to support rapid response capabilities  Roughly 80% of revenues derived from retainer - based fees and roughly 20% from emergency response Environmental Services Waste Disposal Standby Services OVERVIEW OF NRCG 2018A Revenue Mix 32% 6% 42% 20% Standby Waste Disposal 2018A EBITDA Mix Domestic Field & Industrial Services (2) 63% 7% 21% 9% Waste Management Industrial Services Remediation Emergency Response Other International Field & Industrial Services (1) Waste Disposal Standby Domestic Field & Industrial Services (2) International Field & Industrial Services (1)

10 Key Drivers Key Customer Group Environmental Services Waste Disposal Standby Services  Stable , recurring business  Broad set of industrial subsectors  Additional M&A opportunities in fragmented market  Highly complementary to ECOL disposal network  Legislation enacted post - Exxon - Valdez (OPA - 90) requires all vessels carrying petroleum products in U.S. waters to file an emergency response plan and have spill response service provider on retainer  Steady long - term growth driven by energy and petrochemical infrastructure expansion  Growth potential in new geographies  Steadily increasing focus on environmental stewardship  Well - positioned to capitalize on increased activity in attractive core basins (e.g ., Permian and Eagle Ford)  Reliable waste disposal services are critical to E&P operations, yet represent a modest portion of total costs (1) Source: Spears & Associates Market Research. ATTRACTIVE MARKET FUNDAMENTALS AND KEY DRIVERS E&P Waste (1) West Texas Oilfield Demand (1) US Horizontal Rigs Feet Drilled (million) 0 20 40 60 80 100 120 140 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Eagle Ford + Permian Rest of US Eagle Ford Permian 393 430 488 513 515 528 0 100 200 300 400 500 600 2017 2018 2019 2020 2021 2022 Other Eagle Ford Permian Revenue ($M)

11 COMBINED CAPABILITIES: CLEAR PATH TO A NATIONAL SERVICE NETWORK National Emergency Response and Standby Network  Leading Oil Spill Removal Organization provider with expansion opportunities into Mexico and Canada  Grow National ER coordination and expansion into our Canada footprint  Specialized capabilities for high hazard response Strengthens and Expands Suite of Environmental Services  Combined network of 70 service s ites in North America to leverage for f uture vision  Strong fit with our ongoing greenfield initiatives and selected opportunities for site consolidation (4) Mexico Québec (2) (2) United States (2) Ontario Equipment Staging (37) E&P Landfill (3) Haz /Rad Landfills (6) Treatment & Recycling (36) Service Centers (70) Headquarters Retail Satellites (9)

12 Inorganic Growth Opportunities  Expands base treatment & disposal revenue  Adds standby and ER revenue that is highly recurring  Poised to increase win - rate with larger footprint, employee base and equipment  New permitted landfills in Permian and Eagle Ford Basins  First mover advantage in Mexico standby  Larger, more balanced services capability  Leverage transportation assets  Opportunities for route density improvement on existing service business  New blue chip customers  Expanded relationships with existing customers  Complementary asset footprint  Adds high quality disposal assets in Texas EXECUTING ON ACQUISITION STRATEGY NRCG Accelerates Strategic Objectives Expand base business and other highly recurring revenue streams Expand permit capabilities and capitalize on evolving regulatory environment Invest in services that drive infeed to our Treatment & Disposal business Build up customer portfolio Expand disposal network and geographic footprint

13 US Ecology NRCG Pro Forma Combined Company (1) 2018A Revenue $566 million (7) $389 million (2) $955 million 2018A Adj. EBITDA $125 million (7) $91 million (2) $216 million 2018A % EBITDA Margin 22.0% 23.4% 22.6% 2018A Revenue Mix (3) (1) Excludes synergies. (2) Pro forma revenue and adjusted EBITDA as reported on NRCG’s Form 8 - K dated March 18, 2019 . (3) Based on reported FY2018 segment revenues in US Ecology’s Form 10 - K and NRCG’s Form - 10K . (4) Refers to the segment "International " as reported on NRCG's Form 10 - K. (5) Refers to the segment "Domestic Environmental Services" as reported on NRCG's Form 10 - K. (6) Combination of US Ecology’s Environmental Services segment and NRCG’s Waste Disposal (i.e., Sprint) segment. (7) As reported on US Ecology’s Form 8 - K/A dated February 22, 2019. 71% 29% 51% 49% Environmental Services Field & Industrial Services Field & Industrial Services Environmental Services (6) Waste Disposal Standby Services A FINANCIALLY COMPELLING TRANSACTION Domestic Field & Industrial Services (5) 63% 7% 21% 9% International Field & Industrial Services (4)

14 KEY NEXT STEPS  Commencement of Transition and Integration Planning  ECOL and NRCG Joint Proxy Statement and HSR Filings  Execute Transaction Financing (Committed Financing in Place)  ECOL and NRCG Stockholder Votes  Expected Transaction Close Q4 2019  Welcome our New US Ecology Team Members from NRCG